UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2006

AMERICA’S CAR-MART, INC.
(Exact name of registrant as specified in its charter)

Texas	0-14939	63-0851141
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

802 SE Plaza Ave. Suite 200, Bentonville, Arkansas 72712
(Address of principal executive offices, including zip code)

(479) 464-9944
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On April 28, 2006, Colonial Auto Finance, Inc. (“Colonial”), a subsidiary of America’s Car-Mart, Inc., a Texas corporation (the “Company”), entered into the Fourth Amendment to Amended and Restated Agented Revolving Credit Agreement (the “Amended ARCA”) with a group of lenders, including Bank of Arkansas, N.A., Great Southern Bank, First State Bank of Northwest Arkansas, Enterprise Bank and Trust, Sovereign Bank, Commerce Bank, N.A. and First State Bank. Bank of Arkansas, N.A. serves as the agent for the lenders. The Amended ARCA added Commerce Bank as an additional lender, increased the commitments from Enterprise Bank and First State Bank, and decreased the commitment from Bank of Arkansas, N.A. The Amended ARCA continues to permit total borrowings of up to $40 million, based upon the level of eligible finance receivables, generally accrues interest at the prime rate of interest less .25% and is principally collateralized by finance receivables.

Also on April 28, 2006, America's Car-Mart, Inc., an Arkansas corporation (“ACM”), a subsidiary of the Company, and Texas Car-Mart, Inc. (“TCM”), a subsidiary of ACM, entered into the Third Amendment to Revolving Credit Agreement (“Amended RCA”) with Bank of Arkansas, N.A. The Amended RCA establishes a new $10 million term loan (“ACM Term Loan”) with principle and interest payable in 120 consecutive and substantially equal installments beginning June 1, 2006. The interest rate on the ACM Term Loan is fixed at 7.33%.

The combined total for the Company’s revolving lines of credit and term loan is now $60 million.

The descriptions above are summaries and are qualified in their entirety by the Agreements, which are filed as exhibits to this report and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 7.01	Regulation FD Disclosure

On May 2, 2006, America’s Car-Mart, Inc. issued a press release announcing an increase in its total credit facility to $60 million pursuant to the Fourth Amendment to Amended and Restated Agented Revolving Credit Agreement among Colonial Auto Finance, Inc. and a group of lenders and pursuant to the Third Amendment to Revolving Credit Agreement among America’s Car-Mart, Inc, an Arkansas corporation, Texas Car-Mart, Inc. and Bank of Arkansas, N.A. A copy of the press release in furnished as Exhibit 99.1 to this report.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit 4.5
Fourth Amendment to Amended and Restated Agented Revolving Credit Agreement, dated April 28, 2006, among Colonial Auto Finance, Inc., as borrower, Bank of Arkansas, N.A., Great Southern Bank, First State Bank of Northwest Arkansas, Enterprise Bank and Trust, Sovereign Bank, Commerce Bank, N.A. and First State Bank.

Exhibit 4.6	Promissory Note dated April 28, 2006 among Colonial Auto Finance, Inc. and Bank of Arkansas, N.A., as lender.

Exhibit 4.7	Promissory Note dated April 28, 2006 among Colonial Auto Finance, Inc. and Enterprise Bank and Trust, as lender.

Exhibit 4.8	Promissory Note dated April 28, 2006 among Colonial Auto Finance, Inc. and First State Bank, as lender.

Exhibit 4.9	Promissory Note dated April 28, 2006 among Colonial Auto Finance, Inc. and Commerce Bank, N.A., as lender.

Exhibit 4.10
Third Amendment to Revolving Credit Agreement, dated April 28, 2006, among America’s Car-Mart, Inc., an Arkansas corporation, and Texas Car-Mart, Inc., as borrowers, and Bank of Arkansas, N.A., as lender.

Exhibit 4.11	Promissory Note dated April 28, 2006 among America’s Car-Mart, Inc., an Arkansas corporation, and Texas Car-Mart, Inc., as borrowers, and Bank of Arkansas, N.A., as lender.

Exhibit 99.1	Copy of Press Release dated May 2, 2006, issued by America’s Car-Mart, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

America’s Car-Mart, Inc.

Date: May 2, 2006	/s/ Jeffrey A. Williams
Jeffrey A. Williams
Chief Financial Officer and Secretary
(Principal Financial and Accounting Officer)

Exhibit Index

Exhibit 4.5
Fourth Amendment to Amended and Restated Agented Revolving Credit Agreement, dated April 28, 2006, among Colonial Auto Finance, Inc., as borrower, Bank of Arkansas, N.A., Great Southern Bank, First State Bank of Northwest Arkansas, Enterprise Bank and Trust, Sovereign Bank, Commerce Bank, N.A. and First State Bank.

Exhibit 4.6	Promissory Note dated April 28, 2006 among Colonial Auto Finance, Inc. and Bank of Arkansas, N.A., as lender.

Exhibit 4.7	Promissory Note dated April 28, 2006 among Colonial Auto Finance, Inc. and Enterprise Bank and Trust, as lender.

Exhibit 4.8	Promissory Note dated April 28, 2006 among Colonial Auto Finance, Inc. and First State Bank, as lender.

Exhibit 4.9	Promissory Note dated April 28, 2006 among Colonial Auto Finance, Inc. and Commerce Bank, N.A., as lender.

Exhibit 4.10
Third Amendment to Revolving Credit Agreement, dated April 28, 2006, among America’s Car-Mart, Inc., an Arkansas corporation, and Texas Car-Mart, Inc., as borrowers, and Bank of Arkansas, N.A., as lender.

Exhibit 4.11	Promissory Note dated April 28, 2006 among America’s Car-Mart, Inc., an Arkansas corporation, and Texas Car-Mart, Inc., as borrowers, and Bank of Arkansas, N.A., as lender.

Exhibit 99.1	Copy of Press Release dated May 2, 2006, issued by America’s Car-Mart, Inc.